                                                                    Exhibit 99.4

      THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT
      OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT
      BE  SOLD  OR  OFFERED  FOR  SALE  IN  THE  ABSENCE  OF AN  EFFECTIVE
      REGISTRATION  STATEMENT FOR THE  SECURITIES OR AN OPINION OF COUNSEL
      OR OTHER EVIDENCE  ACCEPTABLE TO THE COMPANY THAT SUCH  REGISTRATION
      IS NOT REQUIRED.

No. 07-01-A-2                                                      US $50,000.00
    ---------                                                         ----------

                                WATER CHEF, INC.

                  10% CONVERTIBLE PROMISSORY NOTES SERIES 07-01

      THIS NOTE is one of a duly authorized  issue of up to $400,000 in Notes of
WATER CHEF,  INC., a corporation  organized  and existing  under the laws of the
State of Delaware (the "Company")  designated as its 10% Convertible  Promissory
Notes Series 07-01.

      FOR VALUE  RECEIVED,  the Company  promises to pay to  SOUTHSHORE  CAPITAL
FUND,  LTD, the registered  holder hereof (the  "Holder"),  the principal sum of
Fifty  Thousand  and  00/100  Dollars  (US  $50,000.00)  on March 5,  2008  (the
"Maturity  Date") and to pay interest on the principal sum outstanding from time to time in arrears  at the rate of 10% per annum,  accruing  from  September  7,
2007, the date of initial issuance of this Note (the "Issue Date"),  on the date
(each,  an  "Interest  Payment  Date")  which  is the  earliest  of (i) the next
Conversion Date (as defined  below),  or (ii) the Maturity Date, as the case may
be.  Interest shall accrue on a daily basis,  based on a 365-day year,  from the later of the  Issue  Date or the  previous  Interest  Payment  Date and shall be payable in cash or, at the Company's  option but subject to the other provisions of this Note, in Common Stock. If not paid in full on an Interest  Payment Date, interest shall be fully cumulative and shall accrue on a daily basis, based on a
365-day year, monthly or until paid, whichever is earlier. Additional provisions regarding  the payment of interest  are  provided in Section  4(D) below (in the event of a conflict  between the terms of said  Section 4(D) and any other terms of this Note, the terms of Section 4(D) shall prevail).

      This Note is being issued pursuant to the terms of the Securities Purchase
Agreement, dated as of August 27, 2007 (the "Securities Purchase Agreement"), to
which the Company and the Holder (or the Holder's  predecessor  in interest) are parties.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

      This Note is subject to the following additional provisions:

      1.    The Notes will  initially be issued in  denominations  determined by the Company,  but are  exchangeable  for an equal aggregate  principal amount of
Notes of different  denominations,  as requested by the Holder  surrendering the same.  No service  charge  will be made for such  registration  or  transfer  or exchange.

      2.    The  Company  shall be entitled  to  withhold  from all  payments of principal  of, and  interest  on, this Note any amounts  required to be withheld under the  applicable  provisions  of the United States income tax laws or other applicable  laws at the time of such  payments,  and Holder  shall  execute  and deliver all required documentation in connection therewith.

      3.    This Note has been issued subject to investment  representations  of the  original  purchaser  hereof and may be  transferred  or  exchanged  only in compliance  with the Securities  Act of 1933, as amended (the "Act"),  and other applicable  state and foreign  securities  laws and the terms of the  Securities
Purchase  Agreement.  In the event of any  proposed  transfer of this Note,  the
Company may  require,  prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer  documentation that is sufficient to evidence that such proposed  transfer complies with the Act and other applicable state  and  foreign  securities  laws and the terms of the  Securities  Purchase
Agreement.  Prior to due  presentment for transfer of this Note, the Company and any agent of the  Company  may treat the  person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes,  whether or not this Note be  overdue,  and  neither  the  Company  nor any such agent  shall be affected by notice to the contrary.

      4.    A.    (i)   At any  time  on or  after  the  Commencement  Date  (as
defined  below)  and prior to the time  this Note is paid in full in  accordance with its terms (including,  without limitation, after the occurrence of an Event of Default,  as defined  below,  or, if the Note is not fully paid or  converted after the Maturity  Date),  the Holder of this Note is entitled,  at its option, subject to the  following  provisions of this Section 4, to convert this Note at any time into shares of Common Stock,  $0.001 par value ("Common Stock"), of the
Company at the Conversion Price (as defined below).

                  (ii)  On the Maturity Date the Company shall pay the principal and accrued interest (through the actual date of payment) of any portion of this
Note which is then outstanding.

                  (iii) For  purposes of this Note,  the  following  terms shall have the meanings indicated below:

      "Commencement Date" means the Issue Date.

      "Conversion Price" means, for the relevant  Conversion Date, the lowest of
      (x) the Fixed  Conversion  Price,  (y) the  Alternative  Conversion  Price
      (which  amount is subject to adjustment  as provided  herein),  or (z) the
      Lowest New Transaction  Price, if any. "Fixed  Conversion Price" means the amount  equal to $0.12 (such amount is subject to  adjustment  as provided herein).

      "Alternative  Conversion  Price" means the amount equal to (x)  eighty-two and  one-half  percent  (82.5%)  of (y) the  average  the three (3) lowest
      Closing  Prices for the ten (10)  Trading  Days  ending on the Trading Day immediately  preceding  the  relevant  Conversion  Date  (which  amount is subject to subsequent adjustment as provided herein).

      "Lowest New Transaction Price" means the lowest New Transaction Price from any New Transaction  (which amount is subject to subsequent  adjustment as provided herein).

      "Conversion Shares" has the meaning ascribed to in Section 4 hereof.

            B.    (i)   A  conversion  shall be  effectuated  by the  Holder  by
faxing a notice  of  conversion  ("Notice  of  Conversion")  to the  Company  as provided in this  paragraph.  The Notice of Conversion  shall be executed by the
Holder of this Note and shall  evidence such Holder's  intention to convert this
Note or a  specified  portion  hereof in the form  annexed  hereto as Exhibit A.
Delivery of the Notice of  Conversion  shall be accepted by the Company by hand, mail or courier  delivery at the address  specified  in said Exhibit A or at the facsimile  number specified in said Exhibit A (each of such address or facsimile number may be changed by notice  given to the Holder in the manner  provided  in the Securities Purchase Agreement).

                  (ii)  The date on which the Holder faxes or otherwise delivers a Notice of  Conversion  to the Company so that it is received by the Company on or before such specified  date shall be a "Conversion  Date" for all purposes of this Note and the other Transaction Agreements.

                  (iii) No   fractional   shares  of   Common   Stock  or  scrip
representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

                  (iv)  All shares  issuable  with respect to a Conversion  Date shall be deemed "Conversion  Shares" for all purposes of this Note and the other
Transaction Agreements. Certificates representing the relevant Conversion Shares
("Conversion  Certificates")  will be  delivered  to the  Holder at the  address specified in the relevant  Notice of Conversion  (and if none,  the Holder's the
Holder's  address  for  notices  as  contemplated  by  the  Securities  Purchase
Agreement,  which  address the Holder may change from time to time in the manner provided  therein),  via express courier,  by electronic  transfer or otherwise, within three (3) Trading Days (such third  Trading  Day,  the  "Delivery  Date")
after the relevant  Conversion Date. The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the relevant  provisions of this
Note on the Conversion Date.

            C.    Notwithstanding  any other  provision  hereof or of any of the other Transaction  Agreements,  in no event (except (i) as specifically provided herein as an exception to this  provision,  or (ii) while there is outstanding a tender offer for any or all of the shares of the  Company's  Common Stock) shall the Holder be entitled to convert any portion of this Note, or shall the Company have the  obligation  to convert  such Note (and the Company  shall not have the right to pay  interest  hereon in shares of Common  Stock) to the  extent  that, after such  conversion  or issuance of stock in payment of interest,  the sum of
(1) the number of shares of Common  Stock  beneficially  owned by the Holder and its  affiliates  (other  than  shares  of  Common  Stock  which  may  be  deemed beneficially owned through the ownership of the unconverted portion of the Notes or other  convertible  securities or of the  unexercised  portion of warrants or other rights to purchase  Common Stock),  and (2) the number of shares of Common
Stock  issuable  upon the  conversion  of the Notes  with  respect  to which the determination  of this  proviso  is  being  made,  would  result  in  beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the
Holder upon such  conversion).  For  purposes of the proviso to the  immediately preceding sentence,  beneficial ownership shall be determined in accordance with
Section  13(d) of the  Securities  Exchange Act of 1934,  as amended,  except as otherwise provided in clause (1) of such sentence. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially  owned by the  Holder  so as to  thereafter  permit  the  continued
conversion of this Note.

            D.    (i)   Subject  to the terms of  Section  4(C) and to the other
terms of this  Section  4(D),  interest  on the  principal  amount  of this Note converted  pursuant to a Notice of Conversion  shall be due and payable,  at the option  of the  Company,  in cash  or,  subject  to the  conditions  of the next sentence,  in shares of Common  Stock on the  Interest  Payment  Date.  Anything
herein to the contrary notwithstanding, the Company may elect to pay interest in shares of Common Stock if, but only if, the shares of Common  Stock  issuable to the Holder as such payment are covered by an effective Registration Statement.

                  (ii)  If the interest  payable in connection  with a Notice of
Conversion  is to be paid in cash,  the Company  shall make such payment  within three (3) Trading Days after the Interest  Payment  Date. If the interest is not paid by such third  Trading Day,  the  interest  must be paid in Common Stock in accordance with the provisions of this Section 4(D),  unless the Holder consents otherwise in each specific instance.

                  (iii) Additional  provisions regarding the payment of interest on the principal  amount of this Note are set forth in the following  provisions of this Section 4.

                  (iv)  If  interest is to be paid in Common  Stock  (whether at the election of the Company or as required  hereunder),  the number of shares of
Common Stock to be received shall be determined by dividing the dollar amount of the interest by the Conversion Price in effect on the relevant  Interest Payment
Date.

            E.    Any  payments  made by the  Company  to the  Holder  shall  be applied in the  following  order of priority:  (i) first to amounts  (other than accrued  interest and principal  hereunder) or to any damages or  reimbursements due  from  the  Company  to the  Holder  under  or  with  respect  to any of the
Transaction  Agreements,  in such order and  priority  as the Holder may, in the
Holder's sole and absolute discretion, determine, (ii) then, to accrued interest hereunder, and (iii) then, to principal in the inverse order of maturity.

      5.    Subject  to the  terms  of the  Securities  Purchase  Agreement,  no provision  of this Note shall  alter or impair the  obligation  of the  Company, which is absolute and  unconditional,  to pay the principal of, and interest on, this Note at the time,  place,  and rate,  and in the coin or  currency or where contemplated  herein in shares of its Common  Stock,  as  applicable,  as herein prescribed.  This Note and all other  Notes now or  hereafter  issued of similar terms are direct obligations of the Company.

      6.    No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based  hereon,  or otherwise in respect hereof,  against any incorporator,  shareholder,  officer or director,  as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise,  all such liability being, by the acceptance hereof and as part of the consideration  for the issue hereof,  expressly waived and released.

      7.    All payments  contemplated hereby to be made "in cash" shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last  appearing on the Note  Register of the Company as designated in writing by the Holder from time to time;  except that the Holder can designate,  by notice to the Company,  a different  delivery address for any one or more specific payments or deliveries.

      8.    If, for as long as this Note remains outstanding, the Company enters into a merger  (other  than  where  the  Company  is the  surviving  entity)  or consolidation with another  corporation or other entity or a sale or transfer of all or  substantially  all of  the  assets  of the  Company  to  another  person
(collectively, a "Sale"), the Company will require, in the agreements reflecting such transaction,  that the surviving entity expressly assume the obligations of the Company hereunder. Notwithstanding the foregoing, if the Company enters into a Sale and the  holders  of the Common  Stock are  entitled  to  receive  stock, securities or property in respect of or in exchange for Common Stock,  then as a condition  of such  Sale,  the  Company  and any such  successor,  purchaser  or transferee will agree that the Note may thereafter be converted on the terms and subject  to the  conditions  set forth  above into the kind and amount of stock, securities  or property  receivable  upon such  merger,  consolidation,  sale or transfer  by a holder of the  number of shares of Common  Stock  into which this
Note might have been converted  immediately  before such merger,  consolidation, sale or transfer,  subject to adjustments which shall be as nearly equivalent as may be  practicable.  In the event of any such  proposed  Sale,  (i) the  Holder hereof shall have the right to convert by  delivering a Notice of  Conversion to the Company  within fifteen (15) days of receipt of notice of such Sale from the
Company, except that Section 4(C) shall not apply to such conversion.

      9.    If, at any time while any portion of this Note remains  outstanding, the Company spins off or otherwise  divests  itself of a part of its business or operations or disposes of all or of a part of its assets in a  transaction  (the

"Spin  Off")  in which  the  Company,  in  addition  to or in lieu of any  other compensation received and retained by the Company for such business,  operations or assets, causes securities of another entity (the "Spin Off Securities") to be issued to security  holders of the  Company,  the Company  shall cause (i) to be reserved Spin Off  Securities  equal to the number thereof which would have been issued to the Holder had all of the  Holder's  Notes  outstanding  on the record date (the  "Record  Date")  for  determining  the  amount and number of Spin Off
Securities  to be issued to security  holders of the Company  (the  "Outstanding
Notes")  been  converted  as of  the  close  of  business  on  the  Trading  Day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to
be  issued  to the  Holder on the  conversion  of all or any of the  Outstanding
Notes,  such amount of the  Reserved  Spin Off Shares  equal to (x) the Reserved
Spin Off Shares multiplied by (y) a fraction,  of which (I) the numerator is the principal  amount of the Outstanding  Notes then being  converted,  and (II) the denominator is the principal amount of the Outstanding Notes.

      10.   If, at any time while any portion of this Note remains  outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock  consisting  of shares of Common Stock, the Fixed Conversion  Price, all or, if relevant,  any price used in determining either or both of the Alternative Conversion Price or the Lowest New Transaction
Price which is  applicable  to a date prior to such  split,  and any other fixed amounts  calculated as  contemplated  hereby or by any of the other  Transaction
Agreements  shall be  equitably  adjusted  to  reflect  such  action.  By way of illustration,  and  not in  limitation,  of the  foregoing,  (i) if the  Company effectuates  a 2:1 split of its Common  Stock,  thereafter,  with respect to any conversion  for which the Company  issues  shares  after the record date of such split,  the Fixed  Conversion  Price,  if any, shall be deemed to be one-half of what  it had  been  immediately  prior  to  such  split;  (ii)  if  the  Company effectuates a 1:10 reverse split of its Common Stock,  thereafter,  with respect to any  conversion  for which the Company issues shares after the record date of such reverse split,  the Fixed  Conversion Price shall be deemed to be ten times what it had been calculated to be immediately  prior to such split; and (iii) if the Company  declares a stock dividend of one share of Common Stock for every 10 shares  outstanding,  thereafter,  with respect to any  conversion for which the

Company  issues shares after the record date of such  dividend,  the  Conversion
Price shall be deemed to be such amount  multiplied by a fraction,  of which the numerator is the number of shares (10 in the example) for which a dividend share will be issued and the  denominator  is such number of shares plus the  dividend share(s) issuable or issued thereon (11 in the example).

      11.   The Holder of the Note, by acceptance hereof,  agrees that this Note is being acquired for  investment  and that such Holder will not offer,  sell or otherwise  dispose  of this Note or the  shares of Common  Stock  issuable  upon conversion  thereof  except  under  circumstances  which  will not  result  in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

      12.   This Note shall be governed by and construed in accordance  with the laws of the State of New York for contracts to be wholly performed in such state and without  giving effect to the principles  thereof  regarding the conflict of laws. Each of the parties consents to the exclusive  jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in  connection with any  dispute  arising  under this Note and hereby  waives,  to the  maximum extent  permitted by law, any objection,  including any objection based on FORUM
NON COVENIENS, to the bringing of any such proceeding in such jurisdictions.  To the extent  determined by such court, the Company shall reimburse the Holder for
any  reasonable  legal  fees  and  disbursements   incurred  by  the  Holder  in
enforcement of or protection of any of its rights under any of this Note.

      13.   JURY TRIAL  WAIVER.  The Company and the Holder hereby waive a trial by jury in any  action,  proceeding  or  counterclaim  brought  by either of the
Parties  hereto  against the other in respect of any matter arising out of or in connection with this Note.

      14.   The following shall constitute an "Event of Default":

            a.    The  Company  shall  default in the  payment of  principal  or interest  on this Note or any other Note in this Series or any other amount due hereunder or thereunder (including payment of a Redemption Amount, as defined below),  and, (i) with respect to a payment of interest  due in  connection  with an Interest
                  Payment Date or,  unless the relevant  Redemption  Notice,  as defined below, provides otherwise, the payment of a Redemption
                  Amount  on a  Redemption  Due Date,  as  defined  below,  such default  shall  continue for a period of five (5) Trading Days after the Holder gives the Company's  written notice  thereof, and (ii) in all other  instances,  such default shall continue for a period of five (5) Trading Days; or

            b.    Any of the  representations  or warranties made by the Company herein,  in the  Securities  Purchase  Agreement or any of the
                  other   Transaction   Agreements  or  in  any  certificate  or
                  financial or other written statements  heretofore or hereafter furnished by the Company in connection  with the execution and delivery  of this Note or the  Securities  Purchase  Agreement shall be false or  misleading  in any material  respect at the time made; or

            c.    Subject to the terms of the Securities Purchase Agreement, the
                  Company  fails to authorize or to cause its Transfer  Agent to issue  shares of Common  Stock upon  exercise by the Holder of the  conversion  rights of the Holder in  accordance  with the terms of this Note  (provided,  however,  that for purposes of this  provision,  such failure to cause the Transfer  Agent to issue such  shares  shall not be deemed to occur until two (2)
                  Trading Days after the Delivery Date), fails to transfer or to cause its  Transfer  Agent to  transfer  any  certificate  for shares of Common Stock issued to the Holder upon conversion of this  Note  and  when  required  by  this  Note  or any  other
                  Transaction Agreement,  and such transfer is otherwise lawful, or fails to remove any  restrictive  legend on any certificate

                                       10

                  or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Note, or any other Transaction Agreement, and any such failure shall  continue  uncured for ten (10) Trading
                  Days; or

            d.    The Company shall fail to perform or observe,  in any material respect,  any  other  covenant,  term,  provision,  condition, agreement  or  obligation  of any Note in this series and such failure  shall  continue  uncured  for a period of thirty (30)
                  days  after the  Company's  receipt  written  notice  from the
                  Holder of such failure; or

            e.    The Company shall fail to perform or observe,  in any material respect, any covenant, term, provision,  condition,  agreement or  obligation  of the  Company  under any of the  Transaction
                  Agreements and such failure,  if capable of being cured, shall continue  uncured  for a period of thirty  (30) days after the
                  Holder gives the Company  written  notice  thereof (but if not capable of being cured, such thirty day period shall be deemed expired immediately upon the giving of such notice); or

            f.    The Company  shall (1) admit in writing its  inability  to pay its debts generally as they mature; (2) make an assignment for the  benefit of  creditors  or  commence  proceedings  for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            g.    A trustee,  liquidator or receiver  shall be appointed for the
                  Company or for a substantial  part of its property or business without its consent and shall not be  discharged  within sixty
                  (60) days after such appointment; or

                                       11

            h.    Any governmental agency or any court of competent jurisdiction at  the  instance  of any  governmental  agency  shall  assume custody or control of the whole or any substantial  portion of the  properties  or  assets  of the  Company  and shall not be dismissed within sixty (60) days thereafter; or

            i.    Any money judgment, writ or warrant of attachment,  or similar process in excess of Five Hundred Thousand  ($500,000) Dollars in the aggregate shall be entered or filed against the Company or any of its  properties  or other  assets  and shall  remain unpaid, unvacated,  unbonded or unstayed for a period of sixty
                  (60) days or in any event  later  than five (5) days  prior to the date of any proposed sale thereunder; or

            j.    Bankruptcy,   reorganization,    insolvency   or   liquidation
                  proceedings  or  other   proceedings   for  relief  under  any
                  bankruptcy  law or any law for the relief of debtors  shall be instituted  by or  against  the  Company  and,  if  instituted against the Company,  shall not be dismissed within sixty (60)
                  days after such institution or the Company shall by any action or answer  approve of,  consent to, or  acquiesce  in any such proceedings or admit the material  allegations  of, or default in answering a petition filed in any such proceeding; or

            k.    The Company shall have its Common Stock suspended from trading on, or delisted  from,  the  Principal  Trading  Market for in excess of fifteen (15) Trading Days.

            (iii) If an Event of Default shall have occurred and is  continuing, then,

      (x) unless and until such Event of Default shall have been cured or waived in writing by the Holder  (which waiver shall not be deemed to be a waiver of any  subsequent  default),  at the  option  of  the  Holder  and in the
      Holder's sole discretion,  but without further notice from the Holder, the

                                       12

      unpaid amount of this Note,  computed as of such date,  will bear interest at the rate (the "Default Rate") equal to eighteen percent (18%) per annum or the highest rate allowed by law,  whichever is lower,  from the date of the Event of Default to until and including the date  actually  paid;  and any partial  payments  shall be applied first to all accrued  interest and then to principal; and

      (y) at any time thereafter,  and in each and every such case,  unless such
      Event of Default  shall have been cured or waived in writing by the Holder
      (which  waiver  shall  not be  deemed  to be a  waiver  of any  subsequent default), at the option of the Holder and in the Holder's sole discretion, the  Holder may elect to redeem  all or part of the  Unconverted  Note (as defined below) on the terms provided in Section 15 hereof.

      15.   A.    The Company acknowledges that if there is an Event of Default, the Holder may require the Company to immediately  redeem all or any part of the outstanding  portion of this Note for an amount equal to the  Redemption  Amount
(as defined below).  The Redemption  Amount shall be paid in cash by the Company to the Holder.

            B.    For purposes of this Note, the following  terms shall have the meanings indicated below:

      "Unconverted  Note" means the principal  amount of this Note which has not been converted as of the relevant date.

      "Redemption  Payment  Date" means the date on which the  Company  actually pays the Redemption Amount.

      "Redemption Amount" means the amount equal to:

                         V
                  -----------------     x
            M
                       CP

            where:

                                       13

                  "V" means the principal of an Unconverted  Note plus any
            accrued but unpaid interest thereon;

                  "CP"  means the  Conversion  Price in effect on the date
            (the  "Redemption  Notice Date") of the Redemption  Notice (as
            defined below); provided, however, if the Redemption Amount is not paid in full on or before the  Redemption  Due Date,  "CP"
            means the lower of (x) the  Conversion  Price in effect on the
            Redemption  Notice Date or (y) the lowest  Conversion Price in effect during the period commencing on the Redemption Due Date and ending on the Redemption Payment Date; and

                  "M" means  the  highest  closing  price per share of the
            Common  Stock during the period  beginning  on the  Redemption
            Notice Date and ending on the Redemption Payment Date.

            C.    The  Holder  of an  Unconverted  Note may  elect  to  redeem a portion of such  Unconverted  Note without electing to redeem the balance of the
Unconverted  Note. The Holder's  option to redeem all or part of the Unconverted
Note shall be exercised by the Holder giving  written  notice of the exercise of this  provision  by the  Holder  (a  "Redemption  Notice")  at any time  after a relevant  Event of Default  has  occurred  but  before  such Event of Default is cured..  The Redemption  Notice shall specify (a) the date (the  "Redemption Due
Date") on which the  Redemption  Amount  shall be paid,  which  date shall be at least five (5) Trading Days after the date (a "Redemption Notice Date") on which the Holder  Redemption  Notice is given,  and (b) the wire  instructions for the account to which the Redemption Amount is to be paid;  provided,  however,  that the Company shall have the right to accelerate the date of such payment.

            D.    If all of the Unconverted Notes are being redeemed pursuant to this Section 5, then,  upon payment in full of the Redemption  Amount for all of the  Unconverted  Notes in accordance with the provisions of this Section 5, the
Holder shall deliver the Note to the Company marked "paid in full".

            E.    If the  Redemption  Amount is not timely paid by the  Company, the Redemption  Amount shall accrue  interest at the Default Rate and the Holder

                                       14

may declare the Redemption Amount,  together with such interest,  due under this
Note immediately due and payable, without presentment, demand, protest or notice of any kinds,  all of which are hereby expressly  waived,  anything herein or in any note or other instruments contained to the contrary notwithstanding, and the
Holder may  immediately  enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law, including,  but not  necessarily  limited to, the equitable  remedy of specific  performance and injunctive relief.

      16.   Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to  receive  dividends  or to consent or receive notice as a shareholder in respect of any meeting of  shareholders or any rights whatsoever as a shareholder of the Company,  unless and to the extent  converted in accordance with the terms hereof.

      17.   Any notice required or permitted  hereunder shall be given in manner provided in the Section headed "NOTICES" in the Securities  Purchase  Agreement, the terms of which are incorporated herein by reference.

                   [Balance of page intentionally left blank]

                                       15

      18.   In the event for any reason, any payment by or act of the Company or the Holder  shall  result in payment of interest  which  would  exceed the limit authorized  by or be in violation of the law of the  jurisdiction  applicable to this Note,  then IPSO FACTO the  obligation  of the  Company to pay  interest or perform such act or requirement  shall be reduced to the limit  authorized under such law,  so that in no event shall the  Company be  obligated  to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest  in excess of the limit so  authorized.  In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further  agreement or notice between or by the Company or the Holder,  be deemed applied to the payment of principal,  if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the
Company had specifically  designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this
Note.  If any part of such excess  remains  after the principal has been paid in full,  whether by the  provisions of the preceding  sentences of this Section or otherwise,  such  excess  shall be deemed to be an  interest-free  loan from the
Company to the Holder,  which loan shall be payable  immediately  upon demand by the Company.  The provisions of this Section shall control every other provision of this Note.

      IN WITNESS  WHEREOF,  the Company has caused  this  instrument  to be duly executed by an officer thereunto duly authorized.

Dated: September 7, 2007

                                    WATER CHEF, INC.

            By: /s/ Leslie J. Kessler
                ------------------------------------

            Leslie J. Kessler
            ----------------------------------------
                         (Print Name)

            President and Chief Executive Officer
            ----------------------------------------
                           (Title)

                                       16

                                    EXHIBIT A

                                WATER CHEF, INC.

                              NOTICE OF CONVERSION
                                       OF
                  10% CONVERTIBLE PROMISSORY NOTE SERIES 07-01

     (To be Executed by the Registered Holder in Order to Convert the Note)

TO:   WATER CHEF, INC.                                  VIA FAX:  (631) 577-7918
      68 South Service Road, Suite 100
      Melville, NY 11747
      Attn: President

FROM:
      --------------------------------------------------------------------------
      ("Holder")

DATE:
      --------------------------------------------------------------------------
      (the "Conversion Date")

RE:   Conversion of  $_________________  principal amount (the "Converted Note")
      of  the  10%  Secured   Convertible   Promissory  Note  Series  07-01  Due
      __________,  2008,  No.  07-01-_-_  (the "Note") of WATER CHEF,  INC. (the
      "Company") into ______________________ shares (the "Conversion Shares") of
      Common Stock (defined below)

--------------------------------------------------------------------------------

  CALCULATION OF NOTE BALANCE AFTER GIVING EFFECT TO THIS NOTICE OF CONVERSION

Original Principal of this Note                                 $
                                                                 ---------------

Cumulative Amount of Principal Converted Prior to this          $
      Notice of Conversion                                       ---------------

Principal Balance Prior to this Notice of Conversion            $
                                                                 ---------------

Principal Converted by this Notice of Conversion                $
                                                                 ---------------

Adjusted Principal Balance of this Note after                   $
      Giving Effect to this Notice of Conversion                 ---------------

IF THIS NOTICE OF CONVERSION  REPRESENTS THE FULL  CONVERSION OF THE OUTSTANDING
BALANCE OF THE CONVERTED NOTE, THE HOLDER EITHER (1) HAS PREVIOUSLY  SURRENDERED
THE  CONVERTED  NOTE TO THE  COMPANY  OR (2)  WILL  SURRENDER  (OR  CAUSE  TO BE
SURRENDERED) THE CONVERTED NOTE TO THE COMPANY AT THE ADDRESS INDICATED ABOVE BY
EXPRESS  COURIER  WITHIN  FIVE (5)  TRADING  DAYS AFTER  DELIVERY  OR  FACSIMILE
TRANSMISSION OF THIS NOTICE OF CONVERSION.

--------------------------------------------------------------------------------

      The captioned  Holder hereby gives notice to the Company,  pursuant to the
Note of WATER CHEF,  INC. that the Holder  elects to convert the Converted  Note into fully paid and non-assessable shares of Common Stock, $0.001 par value (the
"Common Stock"),  of the Company as of the Conversion Date specified above. Said conversion  shall be based on the following  Conversion Price (CHECK AND FILL IN
ONE):

/ /   $________________,  representing  the Fixed Conversion Price (as defined in the Note)

            / /   adjusted in accordance with the provisions of the Note

/ /   $________________, representing the Alternative Conversion Price

            / /   adjusted in accordance with the provisions of the Note

                                       2

/ /   $________________, representing the Lowest New Transaction Price

            / /   adjusted in accordance with the provisions of the Note

Based on this Conversion  Price, the number of Conversion Shares indicated above should be issued in the following name(s):

            Name and Record Address                   Conversion Shares

            -------------------------------           ---------------

            -------------------------------           ---------------

            -------------------------------           ---------------

      It is the intention of the Holder to comply with the provisions of Section
4(C) of the Note  regarding  certain  limits on the  Holder's  right to  convert thereunder.  The Holder believe this conversion  complies with the provisions of said Section 4(C).  Nonetheless,  to the extent that, pursuant to the conversion effected  hereby,  the Holder would have more shares than  permitted  under said
Section,  this notice should be amended and revised,  ab initio, to refer to the conversion  which would  result in the issuance of shares  consistent  with such provision. Any conversion above such amount is hereby deemed void and revoked.

      As  contemplated  by the Note,  this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

                                       3

      The   certificates   representing   the  Conversion   Shares  should  be
transmitted by the Company to the Holder

      / /   via express courier, or

      / /   by electronic transfer

within  the time  contemplated  by the Note  after  receipt  of this  Notice  of
Conversion (by facsimile transmission or otherwise) to:

            -------------------------------------

            -------------------------------------

            -------------------------------------

                   [Balance of page intentionally left blank]

                                       4

      As  contemplated  by the Note, the Company should also pay all accrued but unpaid interest on the Converted Note to the Holder.

                  --If the Company  elects to pay such interest in Common Stock, as  contemplated  by and subject to the  provisions  of the Note,(1)
            such shares should be issued in the name of the Holder and delivered in the same manner as, and together with, the Conversion Shares.

                  --If the Company elects or is required to pay the dividends in cash, such payment should be made by wire transfer as follows:(2)

                  -----------------------------------

                  -----------------------------------

                  -----------------------------------

      -------------------------------------
      (Print name of Holder)

      By:
          ---------------------------------
          (Signature of Authorized Person)

      -------------------------------------
      (Printed Name and Title)

------------
(1)   Number of shares based on applicable  Payment Conversion Price (as defined in the Note).

(2)   Information should include the following:

      All Wires:
      (1) Bank Name
      (2) Bank Address (including  street,  city, state)
      (3) ABA or Wire Routing No.
      (4) Account Name
      (5) Account Number

If Wire is going to International (Non-US) Bank, all of the above PLUS:
      (6) SWIFT Number

                                       5